1. Summary of Significant Accounting Policies: Marketable Debt Securities (Policies)	12 Months Ended
Dec. 31, 2016
Policies
Marketable Debt Securities:

Marketable Debt Securities:

           Management has designated a significant portion of the Company’s marketable debt securities held in the Company's investment portfolio at December 31, 2016 and 2015 as being available-for-sale.  This portion of the investment portfolio is reported at fair value with unrealized gains and losses excluded from earnings and reported in other comprehensive income (loss) included in the consolidated statements of comprehensive income/(loss).  Gains and losses on sales of securities designated as available-for-sale are determined based on the specific identification method.  The remainder of the investment portfolio is carried at amortized cost and designated as held-to-maturity as Management has both the ability and intent to hold these securities to maturity.